UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): November 8, 2004


                                  Innovex, Inc.
                           ---------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                           ---------------------------
                 (State Or Other Jurisdiction Of Incorporation)

               000-13143                                41-1223933
  ----------------------------------        ------------------------------------
       (Commission File Number)             (I.R.S. Employer Identification No.)

          5540 Pioneer Creek Drive
              Maple Plain, MN                             55359
----------------------------------------------    ---------------------
   (Address Of Principal Executive Offices)            (Zip Code)



                                 (763) 479-5300
                           ---------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 through 8 are not applicable and therefore omitted.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
---------------------------------------------------------

Innovex, Inc. hereby furnishes a press release, issued on November 8, 2004, disclosing material non-public information regarding its results of operations for the quarter ended September 30, 2004.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Description
-------------------      -----------------------------------------
99.1                     Press Release issued on November 8, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               INNOVEX, INC.

                                               By:  /s/ Thomas Paulson
                                                   --------------------
                                               Thomas Paulson
                                               Chief Financial Officer

Date:   November 8, 2004